THE MANAGERS FUNDS

Managers Special Equity Fund

Supplement dated January 1, 2005 to the Prospectus and

Statement of Additional Information dated

May 1, 2004

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund, (the “Fund”), a series of The Managers Funds, contained in the Fund’s Prospectus and Statement of Additional Information dated May 1, 2004.

Essex Investment Management Company, LLC

Effective January 1, 2005, Mr. Craig Lewis of Essex Investment Management Company, LLC (“Essex”), a Subadvisor to the Fund, will cease to be a portfolio manager of that portion of the Fund’s portfolio allocated to Essex. Effective January 1, 2005, the small-cap investment management team at Essex will manage the portion of the Fund’s portfolio allocated to Essex.

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Skyline Asset Management, L.P.

Effective January 1, 2005, day-to-day management of the Fund will be divided among the following members of the investment and research team of Skyline Asset Management, L.P. (“Skyline”), a Subadvisor to the Fund, which will be primarily responsible for the day-to-day portfolio management of the Fund. The members of the investment and research group are:

William F. Fiedler. Mr. Fiedler is a portfolio manager and a partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst.

Michael Maloney. Mr. Maloney is a portfolio manager and a partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company.

Mark N. Odegard. Mr. Odegard is a portfolio manager and a partner of Skyline since 1995. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co.